SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): November 25, 2003


                          Bond Securitization, L.L.C.
                       Bond Securitization Trust 2003-1


                          BOND SECURITIZATION, L.L.C.
         --------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                333-87146             36-4449120
----------------------------    ------------   --------------------------------
(State or Other Jurisdiction    (Commission    (I.R.S. Employer Identification
      of Incorporation)          File Number)               No.)

                               1 Bank One Plaza
                            Chicago, Illinois 60670
      ------------------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (312) 732-4000
                                                          ----- --------

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Item 5.  Other Events.
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Filing of Collateral Term Sheets
--------------------------------

         Attached as exhibits are certain Collateral Term Sheets (as defined in the no action letter issued by the Commission on February 17, 1995 to the
PSA) furnished to the Registrant by Banc One Capital Markets, Inc. (the "Underwriter") in respect of the Registrant's proposed offering of Bond Securitization Trust 2003-1, Asset Backed Certificates, Series 2003-1 (the "Certificates").

         The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-87146) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

         The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets. Any information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by information contained in the Prospectus.

         The Collateral Term Sheets are filed on Form SE dated November 25,
2003.

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Item 7.  Financial Statements, Pro Forma Financial
---- -   -----------------------------------------

         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1  Collateral Term Sheets Filed on Form SE dated November 25, 2003.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BOND SECURITIZATION, L.L.C.



                          By:   /s/ John Heeger
                               ------------------------------
                               Name:   John Heeger
                               Title:  Vice President



Dated:  November 25, 2003

Exhibit Index
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Exhibit                                                                  Page
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99.1     Collateral Term Sheets filed on Form SE dated November 25, 2003.